UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2009

MercadoLibre, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33647	98-0212790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Tronador 4890, 8th Floor, Buenos Aires, Argentina	C1430DNN
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   011-54-11-5352-8000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                            Other Events.

On May 11, 2009, MercadoLibre, Inc. (the "Company") disclosed in its quarterly report on Form 10-Q that the Company received notice that the Consumer Protection Agency in Venezuela (“Instituto para la Defensa de las Personas en el Acceso a los Bienes y Servicios” or “INDEPABIS”) had temporarily suspended new car listings on the Company's tucarro.com.ve website due to an investigation by INDEPABIS over car dealers’ listings on the website.

On May 26, 2009, the Company received notice that the suspension had been lifted. The Company immediately restored full functionality to the website and tucarro.com.ve is once again allowing users to add new car listing on to the site.

There is no further administrative proceeding pending against the Company with respect to this matter at this time, however we cannot assure that proceedings will not be initiated in the future.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc. (Registrant)
May 27, 2008 (Date)	/s/ Hernan Kazah Hernan Kazah Chief Financial Officer